                                                                    Exhibit 10.9

                              SECOND AMENDMENT and WAIVER dated as of March 21,
                        2001 (this "AMENDMENT"), to the Credit Agreement dated as of December 7, 1999 (as previously amended, the "CREDIT AGREEMENT"), among WRIGHT ACQUISITION HOLDINGS, INC., a Delaware corporation, WRIGHT MEDICAL TECHNOLOGY, INC., a Delaware corporation, the LENDERS from time to time party thereto, THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent and collateral agent for such lenders and as issuing bank, CHASE MANHATTAN BANK, PARIS BRANCH, as the local facilities lender, and BANK OF AMERICA, N.A., a national banking association, as syndication agent.


            A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. The Borrower has informed the Administrative Agent that it seeks an amendment of the Credit Agreement as set forth herein.

            C. The Required Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

            D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. (a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical positions:

                  "LENDER AFFILIATE" means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.


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                                                                               2


                  "LOAN INSTRUMENT" means any surgical instrument owned by the Borrower which is made available to physicians for use in surgical procedures to implant products manufactured or distributed by Borrower.

                  MICHELSON SETTLEMENT AGREEMENT" means the Settlement and Release Agreement dated January 18, 2001, between Gary K. Michelson and the Borrower.

                  "MICHELSON TRANSFER" means the transfer of the patents and patent applications listed on Schedule 1.01 and inventory, computer files, manufacturing know how and specifications relating thereto to an entity designated by Gary K. Michelson in accordance with the Michelson Settlement Agreement.

            (b) The definition of "Approved Fund" is hereby deleted from Section
1.01 of the Credit Agreement.

            (c) The definition of "Consolidated Fixed Charges" is hereby amended and restated in its entirety to read as follows:

"CONSOLIDATED FIXED CHARGES" means, for any period, the sum of (a) Consolidated Cash Interest Expense for such period, (b) Capital Expenditures for such period and (c) scheduled principal payments of long-term Indebtedness (whether or not made) during such period; PROVIDED, HOWEVER, that (i) any Capital Expenditure financed with Investor Capital shall not be included in the calculation of Consolidated Fixed Charges to the extent that Investor Capital was used to finance such Capital Expenditure and (ii) any Capital Expenditure for the purchase or manufacture of Loaner Instruments shall not be included in the calculation of Consolidated Fixed Charges.

            (d) Schedule 1.01 attached hereto is hereby attached to the Credit Agreement.

            (e) Section 2.04(a) of the Credit Agreement is hereby amended by deleting the words "(A) The Trade LC Exposure shall not exceed $2,500,000 and
(B)" from the final sentence of clause (i) of such Section.

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                                                                               3


            (f) Paragraphs (a) and (b) of Section 5.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

            (a) within 120 days (or if either Holdings or the Borrower is required to file financial statements with Securities and Exchange Commission, within 90 days or such longer period not in excess of 120 days if the Securities and Exchange Commission consents thereto) after the end of each fiscal year, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, and setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP, or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings, the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

            (b) within 60 days (or if either Holdings or the Borrower is required to file financial statements with Securities and Exchange Commission, within 45 days or such longer period not in excess of 60 days if the Securities and Exchange Commission consents thereto) after the end of each of the first three fiscal quarters of each fiscal year of Holdings), its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, and setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of Holdings, the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (g) Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 6.05. ASSET SALES. Each of Holdings and the Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock of another Person, and the Borrower will not, and each of Holdings and the Borrower will not permit any of the Subsidiaries to, issue any additional shares of capital stock of the Borrower or such Subsidiary or other ownership interest in the Borrower or such Subsidiary, as the case may be, except:

                  (a) sales of inventory, used or surplus equipment and
            Permitted Investments, in each case in the ordinary course of business;

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                                                                               4


                  (b) sales, transfers and dispositions (including the issuance of capital stock) to the Borrower or a Subsidiary; PROVIDED that the fair market value of the assets subject to any such sales, transfers or dispositions (i) to a Subsidiary that is not a Loan Party shall
            (A) be deemed an investment in such Subsidiary subject to the limitations of Section 6.04, to the extent not compensated at fair market value in cash, and (B) be made in compliance with Section
            6.08 and (ii) to a Cremascoli Loan Party from a WMT Loan Party shall not exceed $10,000,000 in the aggregate (calculated on a net basis after giving effect to the fair market value of any sale, transfer or other disposition of assets to a WMT Loan Party from a Cremascoli Loan Party), to the extent not compensated at fair market value in cash;

                  (c) sales, transfers or dispositions of assets constituting investments permitted under Section 6.04(g);

                  (d) following the Cremascoli Acquisition, sales of accounts receivable of the Italian Receivables Subsidiary in connection with the Italian Receivables Program;

                  (e) the Ceramtec Sale;

                  (f) the Michelson Transfer; and

                  (g) sales, transfers and dispositions of assets not permitted by clauses (a) - (f) above not to exceed $2,000,000 or, following the Cremascoli Acquisition, $3,000,000 during any fiscal year of Holdings;

      PROVIDED that all sales, transfers, leases and other dispositions permitted hereby shall be made for fair value and (other than sales, transfers and other dispositions permitted under clauses (b), (e) and (f)) for at least 80% cash consideration.

            (h) Section 6.07 (b) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (iv) thereof, replacing the period at the end of clause (v) thereof with a semicolon followed by the word "and" and inserting the following new clause (vi) thereafter:

                  (vi) prepayments of intercompany Indebtedness issued by any
            Foreign Subsidiary or any Loan Party to any Loan Party.

            (i) Section 6.11 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting in lieu thereof the following table:

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                                                                               5



                                                          WMT and
            Fiscal Year         WMT Amount            Cremascoli Amount
            -----------         ----------            -----------------
                 2000           $ 7,000,000              $10,500,000
                 2001           $15,500,000              $19,000,000
                 2002           $17,000,000              $20,500,000
                 2003           $18,000,000              $22,500,000
                 2004           $20,000,000              $25,500,000
                 2005           $22,000,000              $26,500,000

            (j) Section 6.14 of the Credit Agreement is hereby amended by deleting the table set forth at the end thereof and substituting in lieu thereof the following table:


            Period                                    Ratio
            ------                                    -----
            Effective Date - December 31, 2001        1.0 to 1.0
            January 1, 2002 - December 31, 2002       1.1 to 1.0
            Thereafter                                1.2 to 1.0

            (k) Section 9.04(b) of the Credit Agreement is hereby amended by (i) deleting the words "an Affiliate of a Lender or an Approved Fund" from clause
(i) of the first proviso to the first sentence of such Section and substituting in lieu thereof the word "a Lender Affiliate" and (ii) deleting the words "an Affiliate of a Lender or an Approved Fund" from clause (ii) of the first proviso to the first sentence of such Section and substituting in lieu thereof the word "a Lender Affiliate".

            SECTION 2. WAIVER. Any Default occurring on or after January 18, 2001 and prior to February 3, 2001 resulting from the Borrower's issuance or prepayment of a $6,500,000 promissory note due April 1, 2001 to Gary K Michelson in accordance with the Michelson Settlement Agreement is hereby waived by the undersigned Lenders.

            SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement and Article III of the Cremascoli Credit Agreement (including without limitation Section 3.06 thereof) are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

            SECTION 4. EFFECTIVENESS. This Amendment shall become effective as of the first date (the "Amendment Effective Date") that the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders.

            SECTION 5. AMENDMENT FEE. The Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent

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                                                                               6


(or its counsel) on or prior to March 21, 2001 an amendment fee in an amount equal to 0.125% of such Lender's aggregate unused Commitments, outstanding Loans, Standby LC Exposure and Trade LC Exposure, in each case as of the Amendment Effective Date; PROVIDED that the Borrower shall have no liability for any such amendment fee if this Amendment does not become effective. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

            SECTION 6. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the French Lender, Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

            SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

            SECTION 9. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                                                                               7


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                    WRIGHT ACQUISITION HOLDINGS, INC., as
                                    Holdings,


                                       by
                                               /s/ Jason P. Hood
                                           -----------------------------------
                                           Name:  Jason P. Hood
                                           Title:  General Counsel & Secretary


                                    WRIGHT MEDICAL TECHNOLOGY, INC., as
                                    the Borrower,


                                       by
                                               /s/ Jason P. Hood
                                           -----------------------------------
                                           Name:  Jason P. Hood
                                           Title:  General Counsel & Secretary


                                    THE CHASE MANHATTAN BANK,
                                    as a Lender, as Administrative Agent,
                                    Collateral Agent and Issuing Bank,


                                       by
                                               /s/ Stephen P. Rochford
                                           -----------------------------------
                                           Name:  Stephen P. Rochford
                                           Title:  Vice President


                                    BANK OF AMERICA, N.A.,
                                    as a Lender and as Syndication Agent,


                                       by
                                               /s/ David M. Strickert
                                           -----------------------------------
                                           Name:  David M. Strickert
                                           Title:  Managing Director



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                                                                               8


FLEET NATIONAL BANK,

by
            /s/ G.J. Collins
    ------------------------------------------
    Name:  G.J. Collins
    Title:  Senior Vice President



FIRST UNION NATIONAL BANK,

by
            /s/ Ruth E. Leone
    -------------------------------------------
    Name:  Ruth E. Leone
    Title:  Vice President



U.S. BANK NATIONAL ASSOCIATION,

by
            /s/ Sarah Hemmer
    -------------------------------------------
    Name:  Sarah Hemmer
    Title:  Vice President



BANKERS TRUST COMPANY,

by
            /s/ Scottye D. Lindsey
    -----------------------------------------
    Name:  Scottye D. Lindsey
    Title:  Vice President



SUNTRUST BANK, NASHVILLE, N.A.,


by
           /s/ W. B. Hubbard
    -------------------------------------------
    Name:  W. Brooks Hubbard
    Title:  Vice President